Exhibit 99.1
DTE Energy reports strong third quarter 2022 results

•Announced addition of 650 megawatts of new solar energy in Michigan
•Partnered to attract new business to service territory, bringing 2,000 jobs
•Launched tree equity partnership in Detroit
•Ranked a best employer by Forbes

DETROIT, October 27, 2022 – Following a quarter marked by environmental stewardship, collaboration with regional business partners and investments in our communities, DTE Energy (NYSE:DTE) today reported third quarter earnings of $387 million or $1.99 per diluted share.
Operating earnings for the third quarter 2022 were $311 million, or $1.60 per diluted share, compared with 2021 operating earnings of $334 million, or $1.72 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“We continue to lead the way toward a cleaner future for all,” Jerry Norcia, DTE Energy chairman, president and CEO, said. “With growing participation in our MIGreenPower program - from small and large industry-leading businesses and residential customers – along with ongoing infrastructure improvements and new business announcements, we are supporting our communities’ and customers’ needs.”

Norcia noted the following accomplishments:

•Partnering with Ford on largest renewable energy purchase from a utility in U.S. history: Through DTE’s MIGreenPower program, Ford made a major step toward carbon neutrality in August. DTE is slated to add 650 megawatts of new solar energy to accommodate Ford’s carbon-free electricity needs, increasing solar in Michigan by 70%. Through this clean energy purchase, 600,000 tons of carbon dioxide emissions will be avoided annually.

•Attracting new business with Our Next Energy Inc. (ONE): With pioneering technology, U.S. based ONE announced new battery operations will be located in Van Buren Township, Michigan bringing 2,000 jobs to the area. Attracted in part by DTE’s large industrial electric rate, ONE will bring high-capacity battery storage systems that will connect to the electric grid. As an EV battery supplier, ONE will continue to drive Michigan’s leadership in zero-emission vehicles.

•Launching the Detroit Tree Equity Partnership (DTEP): DTE joined the City of Detroit, American Forests, the Erb Foundation and the White House in the Detroit Tree Equity Partnership. The DTEP is an ambitious program that aims to equitably build Detroit’s tree canopy through the targeted planting of tens of thousands of trees over the next five years, cooling urban heat zones while providing beauty and improved air quality. The program will also hire and train hundreds to plant and maintain the trees.

•Ranked among America’s Best Employers: DTE Energy is one of the top 10 Michigan-based companies included in Forbes' 2022 America’s Best Employer rankings. DTE also ranks in Forbes’ top 200 nationally for Best Employers for Women.

Outlook for 2022

DTE Energy reaffirms 2022 operating EPS guidance of $5.90 - $6.10.
“We continued to deliver strong financial results through the third quarter,” David Ruud, DTE senior vice president and CFO, said. “The company is well positioned to meet our financial goals in 2022 while delivering for our team members, community and customers.”

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 8:30a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (888) 510-2008 or international: (646) 960-0306. The passcode is 4987588. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Saturday, November 26, 2022. To access the replay, dial U.S. and Canada toll free (800) 770-2030 or international toll (647) 362-9199 and enter the passcode 4987588.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.3 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio also includes non-utility businesses focused on industrial energy services, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80% by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2022 operating earnings guidance. It is likely that certain items that impact the company's 2022 reported results will be excluded from operating results. Reconciliations to the comparable 2022 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.
Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goal; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

For more information, members of the media may contact:
Pete Ternes: 313.235.5555

For further information, analysts may call:

Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$363	$—		$—	$363	$342	$—		$—		$342

DTE Gas	(23)	—		—	(23)	(30)	—		—		(30)

Non-utility operations
DTE Vantage	26	—		—	26	73	—		—		73

Energy Trading	56	(102)	A	26	(20)	(52)	87	A	(22)		13

Non-utility operations	82	(102)		26	6	21	87		(22)		86

Corporate and Other	(35)	—		—	(35)	(275)	2	B	8	B	(64)
							376	C	(90)
							—		(85)	D

Continuing Operations	387	(102)		26	311	58	465		(189)		334

Discontinued Operations	—	—		—	—	(33)	33	E	—		—

Net Income Attributable to DTE Energy Company	$387	$(102)		$26	$311	$25	$498		$(189)		$334

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense
C) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt
D) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense
E) Discontinued operations of DT Midstream, including transactions costs related to the separation

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended September 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$1.88	$—		$—	$1.88	$1.77	$—		$—		$1.77

DTE Gas	(0.12)	—		—	(0.12)	(0.16)	—		—		(0.16)

Non-utility operations
DTE Vantage	0.13	—		—	0.13	0.37	—		—		0.37

Energy Trading	0.28	(0.53)	A	0.14	(0.11)	(0.26)	0.45	A	(0.12)		0.07

Non-utility operations	0.41	(0.53)		0.14	0.02	0.11	0.45		(0.12)		0.44

Corporate and Other	(0.18)	—		—	(0.18)	(1.42)	0.01	B	0.04	B	(0.33)
							1.94	C	(0.46)
							—		(0.44)	D

Continuing Operations	1.99	(0.53)		0.14	1.60	0.30	2.40		(0.98)		1.72

Discontinued Operations	—	—		—	—	(0.17)	0.17	E	—		—

Net Income Attributable to DTE Energy Company	$1.99	$(0.53)		$0.14	$1.60	$0.13	$2.57		$(0.98)		$1.72

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$750	$—		$—	$750	$788	$—		$—		$788

DTE Gas	179	—		—	179	146	—		—		146

Non-utility operations
DTE Vantage	68	—		—	68	115	27	B	(7)		135

Energy Trading	(80)	149	A	(37)	32	(173)	295	A	(74)		48

Non-utility operations	(12)	149		(37)	100	(58)	322		(81)		183

Corporate and Other	(99)	—		—	(99)	(381)	—		8	C	(159)
							7	D	6	D
							376	E	(90)
							—		(85)	F

Continuing Operations	818	149		(37)	930	495	705		(242)		958

Discontinued Operations	—	—		—	—	106	(106)	G	—		—

Net Income Attributable to DTE Energy Company	$818	$149		$(37)	$930	$601	$599		$(242)		$958

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) Adjustment to Income Tax Expense due to a tax law change in West Virginia
D) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense
E) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt
F) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense
G) Discontinued operations of DT Midstream, including transactions costs related to the separation

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Nine Months Ended September 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$3.87	$—		$—	$3.87	$4.07	$—		$—		$4.07

DTE Gas	0.92	—		—	0.92	0.75	—		—		0.75

Non-utility operations
DTE Vantage	0.35	—		—	0.35	0.59	0.14	B	(0.04)		0.69

Energy Trading	(0.42)	0.77	A	(0.19)	0.16	(0.89)	1.52	A	(0.38)		0.25

Non-utility operations	(0.07)	0.77		(0.19)	0.51	(0.30)	1.66		(0.42)		0.94

Corporate and Other	(0.51)	—		—	(0.51)	(1.97)	—		0.04	C	(0.82)
							0.04	D	0.03	D
							1.94	E	(0.46)
							—		(0.44)	F

Continuing Operations	4.21	0.77		(0.19)	4.79	2.55	3.64		(1.25)		4.94

Discontinued Operations	—	—		—	—	0.55	(0.55)	G	—		—

Net Income Attributable to DTE Energy Company	$4.21	$0.77		$(0.19)	$4.79	$3.10	$3.09		$(1.25)		$4.94

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page